UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 25, 2006

                            Vocalscape Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27277
                            (Commission File Number)

                                   98-0207554
                        (IRS Employer Identification No.)

                           170 E. Post Road, Suite 206
                          White Plains, New York 10601
               (Address of principal executive offices)(Zip Code)

                                 (914) 448-7600
               Registrant's telephone number, including area code

             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS or PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

On September 29, 2006, Robert W. Koch resigned as Chief Executive Officer of Vocalscape Networks, Inc. ("Vocalscape"). Mr. Koch will continue to serve as Chairman of the Board of Directors. Ron McIntyre, Vocalscape's current President, will be the principal executive officer of Vocalscape.

On September 25, 2006, Mr. Koch's father, also named Robert Koch, consented to being appointed to the Board of Directors of Vocalscape.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Vocalscape Networks, Inc.
                                       (Registrant)

Date:  September 29, 2006              By: /s/ Ron McIntyre
                                           -------------------------------------
                                           Name:  Ron McIntyre
                                           Title: President